SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) JUNE 30, 2002

                            CIROND TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                    0-23871              84-1434323
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)        Identification No.)

  5512 E. HASTINGS STREET, SUITE 202, BURNABY, BRITISH COLUMBIA V5B 1R3 CANADA
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 205-5039

                          CROSSNET COMMUNICATIONS, INC.
     14500 NORTH NORTHSIGHT BOULEVARD, SUITE 213, SCOTTSDALE, ARIZONA 85260
          (Former name or former address, if changed since last report)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

         See the disclosure in Item 5 below.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         See the disclosure in Item 5 below.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE


         Effective June 30, 2002, the registrant closed its acquisition of Cirond Networks, Inc., a privately-held Nevada corporation ("CNI"), pursuant to the terms of a Share Exchange Agreement dated May 15, 2002 (the "Share Exchange Agreement"). At June 30, 2002, the registrant was essentially a shell company without substantive operations. CNI is now a wholly-owned subsidiary of the registrant. The registrant changed its name to Cirond Technologies Inc. ("Cirond") on June 30, 2002.



         Prior to the share exchange the registrant effected a 1-for-16.52481235 reverse stock split of the outstanding shares of its common stock. Pursuant to the Share Exchange Agreement, on June 30, 2002, the registrant issued 14,740,250 (post-reverse split) shares of its common stock to the shareholders of CNI in consideration for all the issued and outstanding common shares of CNI. There are 16,440,257 shares of common stock of the registrant issued and outstanding as at August 14, 2002. As the former shareholders of CNI obtained control of Cirond through the share exchange, this transaction has been accounted for as a recapitalization transaction. Under recapitalization accounting, CNI is considered to have issued common shares for consideration equal to the net tangible assets of Cirond with the results of Cirond operations being included in the consolidated financial statements from the date of recapitalization on June 30, 2002.


         The new CUSIP number for the common stock is 17276N 10 0. The new trading symbol on the OTC Bulletin Board is CRDT.

         Upon the closing of the acquisition, Nicholas Miller, age 50, was appointed as the sole officer and director. Mr. Miller is an entrepreneur who has founded a number of private and publicly traded companies in the software, wireless, and Internet sectors. Mr. Miller's wide ranging experience as a high technology executive includes over 20 years of direct operations responsibility, along with considerable experience in sales, marketing and technology start-ups. From June 1996 to February 1998, Mr. Miller served as the Chairman of the Board, Secretary, Treasurer and a director of DataLink Systems Corporation (now Semotus Solutions Inc.), a company in the wireless information services sector, based in San Jose, California. Semotus Solutions is publicly traded on the American Stock Exchange (AMEX: DLK). Mr. Miller had founded DataLink's wholly-owned Canadian subsidiary, DSC DataLink Systems, in June 1993. From February 1987 until June 1993, he was the owner and President of Arundel Holdings Inc., a management consulting company which provided consulting services to emerging growth companies in the United States and Canada. From June 1987 until May 1988, he served as President of two companies: Tai Capital Corporation, a U.S. and Canadian based holding company specializing in the syndication of limited partnerships and in the financing of emerging growth companies; and Accessgroup, a company specializing in financial communications for public emerging growth and resource based companies. From February 1984 until February 1987, he was President and founder of Sona Systems Corporation, a company engaged in developing and marketing microcomputer software products. From March 1982 until February 1984, he was President and founder of Canada Microsystems Ltd., a wholesale distributor and developer of microcomputer based software products.

         Mr. Miller also recently served as a Director of Ezenet Technologies (acquired by Cognicase), Workfire Technologies (acquired by Packeteer Inc.), and was an initial founder of TalkStar Inc. (now E-Voice Inc., acquired by AOL Time Warner).

         Mr. Miller is also Vice-Chairman and a Director of Mulgrave School, an independent school based in West Vancouver, Canada. (Mr. Miller was instrumental in assisting Mulgrave to become one of the first schools in North America to implement a campus-wide WLAN network and a related laptop program). Mr. Miller is the holder of two US patents related to wireless technology and the Internet.

         As of June 30, 2002, the executive offices of the registrant have been moved to the facilities of CNI in Burnaby, British Columbia.

         Founded in March 2001 as a Nevada corporation by Nicholas Miller, CNI is a developer of technologies designed to enhance the performance and security of wireless networking technologies, with an initial specific focus on 802.11b Wireless Local Area Network (WLAN) technology. CNI proposes to offer products incorporating its proprietary technology that will be applicable to all segments of the WLAN marketplace. CNI's proposed products will address the following aspects of WLAN technology: site set-up, deployment and network optimization, and network security.

         CNI  conducts  its  research  and  development  activities  through its
         subsidiary,   Cirond  Networks   (Canada)  Inc.,  a  British   Columbia
         corporation.

         As of June 15, 2002, CNI had 5 employees, all of which were full-time. None of the employees is represented by any labor unions.

         Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares anticipated as a result of the acquisition transaction with CNI:
         (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

        ------------------------------------------------------------------------------------------------------------
                       NAME                          POSITION (IF ANY)               NUMBER OF       PERCENT OF ALL
                                                                                       SHARES          OUTSTANDING
                                                                                        OWNED         SHARES(1)<F1>
        ------------------------------------------------------------------------------------------------------------
                 Nicholas Miller                 sole officer and director           7,266,667           44.2%
        ------------------------------------------------------------------------------------------------------------
            Consensus Investments Ltd.                                               1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                   Doraldo Inc.                                                      1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                  Michael Stuart                                                     1,600,000           9.7%
        ------------------------------------------------------------------------------------------------------------
                  Kevin O'Neill                                                      1,550,000           9.4%
        ------------------------------------------------------------------------------------------------------------
                 Mark Moldenhauer                                                    1,540,842           9.4%
        ------------------------------------------------------------------------------------------------------------
            Officers and Directors as a                                              7,266,667           44.2%
                  group (1 person)
        ------------------------------------------------------------------------------------------------------------

   1 <F1> The percentages shown are based on 16,440,257 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.


ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial statements of businesses acquired: The audited financial statements of CNI as of and for the period ending December 31, 2001 are filed herewith.



         (b)      Pro forma financial information:  Filed herewith.


         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT


                     2.1         Share  Exchange  Agreement   between   Crossnet
                                 Communications, Inc. and Cirond Networks, Inc. dated May 15, 2002*

                     3.1         Articles   of   Amendment   to   Articles    of
                                 Incorporation*

                    99.1         Audited   Financial   Statements   of    Cirond
                                 Networks, Inc. for the period ended December 31, 2001

                    99.2         Unaudited    Pro   Forma   Combined   Financial
                                 Information for Cirond Technologies Inc. (formerly Crossnet Communications, Inc.) and Subsidiaries

                  ------------------
                  *filed previously


ITEM 8.    CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.    REGULATION FD DISCLOSURE

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CIROND TECHNOLOGIES INC.


August 15, 2002                      By:   /s/ NICHOLAS MILLER
                                        ----------------------------------------
                                           Nicholas Miller, President

                                  EXHIBIT 99.1

              AUDITED FINANCIAL STATEMENTS OF CIROND NETWORKS, INC.
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                   Financial Statements of

                   CIROND NETWORKS, INC.

                   (A Development Stage Enterprise)

                   Period from inception (March 7, 2001) to December 31, 2001

INDEPENDENT AUDITORS' REPORT


To the stockholders of Cirond Networks, Inc.



We have audited the accompanying balance sheet of Cirond Networks, Inc. (a Development Stage Enterprise) as of December 31, 2001, and the related statements of loss, stockholders' deficiency and comprehensive loss and cash flows for the period from inception (March 7, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Cirond Networks, Inc. as at December 31, 2001, and the results of its operations and its cash flows for the period from inception (March 7, 2001) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(a) to the financial statements, the Company has generated no revenues, has incurred a loss since inception and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ KPMG, LLP

Chartered Accountants

Kelowna, Canada

July 4, 2002

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Balance Sheet

$ United States

December 31, 2001

=======================================================================================
                                                                              2001
---------------------------------------------------------------------------------------

ASSET

Cash                                                                 $       1,434
=======================================================================================


LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Accounts payable and accrued liabilities                             $       5,466

Stockholders' deficiency
  Capital stock:
    20,000,000 non-voting preferred shares with $0.0001 par
               value authorized, issuable in series authorized,
               nil issued
    80,000,000 voting common shares, with $0.0001 par value
               authorized, 14,341,667 issued                                 1,434

  Deficit accumulated during the development stage                          (5,466)
  -------------------------------------------------------------------------------------
                                                                            (4,032)
Subsequent events (note 3)

---------------------------------------------------------------------------------------
                                                                     $       1,434
=======================================================================================

See accompanying notes to financial statements.

Approval on behalf of the Board:

______________________              Director


______________________              Director

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Statement of Loss

$ United States

================================================================================
                                                              From inception
                                                             (March 7, 2001)
                                                             to December 31,
                                                                        2001
--------------------------------------------------------------------------------


Expenses
   Office and administrative                                   $         466
   Professional fees                                                   5,000
   -----------------------------------------------------------------------------
                                                                       5,466
--------------------------------------------------------------------------------
Loss                                                           $      (5,466)
================================================================================


Weighted average number of common
  shares outstanding, basic and diluted                           14,341,667

Loss per share, basic and diluted                              $       (0.00)
================================================================================



See accompanying notes to financial statements.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Statement of Stockholders' Deficiency and Comprehensive Loss

$ United States

Period from inception (March 7, 2001) to December 31, 2001

=================================================================================================================
                                                                                      Deficit
                                                                                  accumulated
                                                                                   during the            Total
                                                             Common Stock         development    stockholders'
                                                        Shares       Amount             stage       deficiency
-----------------------------------------------------------------------------------------------------------------

Shares issued for cash on
  March 7, 2001                                     14,341,667    $     1,434      $      -          $   1,434

Comprehensive loss:
  Loss                                                     -              -            (5,466)          (5,466)
-----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                          14,341,667    $     1,434      $   (5,466)       $  (4,032)
=================================================================================================================

See accompanying notes to financial statements.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Statement of Cash Flows

$ United States

================================================================================
                                                                From inception
                                                               (March 7, 2001)
                                                               to December 31,
                                                                          2001
--------------------------------------------------------------------------------

Cash provided by (used in):

Operations:
   Loss                                                          $      (5,466)
   Changes in non-cash working capital:
      Accounts payable and accrued liabilities                           5,466
   -----------------------------------------------------------------------------
                                                                           -

Financing:
   Issue of common stock for cash                                        1,434
   -----------------------------------------------------------------------------
                                                                         1,434

--------------------------------------------------------------------------------
Increase in cash                                                         1,434

Cash, beginning of period                                                  -

--------------------------------------------------------------------------------
Cash, end of period                                              $       1,434
================================================================================


Supplementary information
  Interest paid                                                  $         -
  Income taxes paid                                              $         -
================================================================================



See accompanying notes to financial statements.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements

$ United States

Period from inception (March 7, 2001) to December 31, 2001

================================================================================

1.   BASIS OF PRESENTATION:

     Cirond Networks, Inc. (the "Company") was incorporated under the laws of the state of Nevada.

     The Company's principle business activities include the development and marketing of solutions for wireless networking designed to enhance the usability, performance, and security of 802.11b and 802.11a (WiFi) Wireless Local Area Networks (WLAN). The Company is primarily targeting enterprises and institutional customers requiring the use of wireless networks. To December 31, 2001, the Company has not generated revenues and is continuing to develop its business model. Accordingly, the Company is in the development stage for financial reporting purposes.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     a)  Going concern

         These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. The application of the going concern concept is dependent upon the Company's ability to generate future profitable operations and receive continued financial support from its shareholders and other investors. These financial statements do not give effect to any adjustment should the Company be unable to continue as a going concern and therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts differing from those reflected in the financial statements. As shown in the financial statements, the Company has generated no revenues, has incurred a loss for the period since inception of $5,466, and has a working capital deficiency of $4,032 at December 31, 2001.

         Management plans to rely on equity financing from external investors (see note 3(b)), and to actively develop and market its wireless technology applications. Management believes the plans described above will be sufficient to meet the Company's liabilities and commitments as they become payable over the next twelve months. There can be no assurance that management's plans will be successful as such plans are contingent upon ongoing support from its shareholders and other investors. Failure to obtain the support of additional external investors to finance the development and marketing of the Company's wireless technologies, will cause the Company to curtail operations and the Company's ability to continue as a going concern will be impaired.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements

$ United States

Period from inception (March 7, 2001) to December 31, 2001

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     b)  Use of estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     c)  Financial instruments

         The fair values of cash and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of these instruments. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

     d)  Income taxes

         The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, current taxes are recognized for the estimated income taxes payable for the current period. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. When it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided for the excess.

         Although the Company has consolidated loss carryforwards of approximately $5,500 available, no amount has been reflected on the balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance.

     e)  Research and development

         Research and development costs are expensed as incurred.

     f)  Loss per share

         Basic loss per share has been calculated by dividing the loss for the period available to common shareholders by the weighted average number of common stock outstanding during the period. Loss available to common stockholders included dividends on preferred shares, if any.

CIROND NETWORKS, INC.
(A Development Stage Enterprise)
Notes to Financial Statements

$ United States

Period from inception (March 7, 2001) to December 31, 2001

================================================================================

3.   SUBSEQUENT EVENTS:

     a) On February 20, 2002, the Company incorporated Cirond Networks, (Canada) Inc., a wholly owned subsidiary, under the laws of the province of British Columbia.

b) Subsequent to December 31, 2001, the Company issued 398,583 common shares pursuant to a private placement in exchange for cash proceeds of $298,938.

c) Effective June 30, 2002, Crossnet Communications, Inc. ("CCI") and the Company executed a share exchange agreement. CCI issued 14,740,250 common shares to the stockholders of the Company in consideration for all of the issued and outstanding common shares of the Company on the basis of one common share of CCI for every common share of the Company. As the Company's stockholders obtained control of CCI through the exchange of shares, the acquisition of the Company will be accounted for as a recapitalization transaction, effectively as if the Company had issued shares for consideration equal to the net tangible assets of CCI followed by a recapitalization of CCI's common shares.

                                  EXHIBIT 99.2

                     UNAUDITED PRO FORMA COMBINED FINANCIAL
                    INFORMATION FOR CIROND TECHNOLOGIES INC.
                  (FORMERLY CROSSNET COMMUNICATIONS, INC.) AND
                                  SUBSIDIARIES

            Unaudited Pro Forma Combined Financial Information for

            CIROND TECHNOLOGIES INC. (FORMERLY CROSSNET COMMUNICATIONS INC.)

            and subsidiaries

CIROND TECHNOLOGIES INC. (FORMERLY CROSSNET COMMUNICATIONS INC.)

And subsidiaries


Unaudited pro forma combined financial information

The following unaudited pro forma combined financial information gives effect to the acquisition of Cirond Networks, Inc. ("CNI") by Cirond Technologies Inc. (formerly Crossnet Communications Inc.) ("Cirond") on June 30, 2002. Under the terms of the Share Exchange Agreement, the shareholders of CNI obtained control of Cirond through the exchange of shares. For accounting purposes, the acquisition of CNI has been accounted for in this unaudited pro forma combined financial information using the purchase method as a recapitalization of CNI with the net tangible assets of Cirond.

Under recapitalization accounting, CNI is considered to have issued shares for consideration equal to the net tangible assets of Cirond with the results of Cirond operations included in the combined financial information from the date of recapitalization on June 30, 2002.

The unaudited pro forma combined statement of operations gives pro forma effect as if the transaction was consummated as of January 1, 2001. The Cirond and CNI statement of operations information for the year ended December 31, 2001 was derived from their audited statements of operations for the periods then ended. The Cirond and CNI statement of operations for the six months ended June 30, 2002 was derived from their unaudited statements of operations for the period then ended.

The unaudited pro forma combined financial information has been prepared by management and is not necessarily indicative of the combined results of operations in future periods or the results that actually would have been realized had Cirond and CNI been a combined company during the specified periods. The pro forma combined statement of operations does not include any material non-recurring charges or credits directly attributable to the transaction. The unaudited pro forma combined financial information, including the notes thereto, should be read in conjunction with, the historical financial statements of Cirond included in its December 31, 2001 Form 10-KSB and June 30, 2002 Form 10-QSB filed with the Securities and Exchange Commission and the historical financial statements of CNI attached to this amended Form 8K.

CIROND TECHNOLOGIES INC. (FORMERLY CROSSNET COMMUNICATIONS INC.)
Unaudited Pro Forma Combined Statement of Loss

Year ended December 31, 2001

$ United States

=====================================================================================================================
                                                      Historical                               Pro Forma
                                            Cirond                CNI              Adjustments             Combined
---------------------------------------------------------------------------------------------------------------------

Expenses
  Amortization of fixed assets        $      1,150            $     -              $     -            $       1,150
  Amortization and write-off of
    Website development costs                7,986                  -                    -                    7,986
  Interest                                  23,400                  -                    -                   23,400
  Internet hosting                             134                  -                    -                      134
  Office and administrative                  1,517                 466                   -                    1,983
  Professional fees                         41,108               5,000                   -                   46,108
  Rent                                       6,000                  -                    -                    6,000
  Salaries and benefits                     33,356                  -                    -                   33,356
  Transfer agent fees                        2,106                  -                    -                    2,106
  -------------------------------------------------------------------------------------------------------------------
                                           116,757               5,466                   -                  122,223

---------------------------------------------------------------------------------------------------------------------
Loss                                  $   (116,757)           $ (5,466)            $     -            $    (122,223)
=====================================================================================================================

Weighted average number of shares
   outstanding, basic and diluted       15,024,385                                                       15,251,711

Loss per share (note 2)               $      (0.01)           $                                       $       (0.01)
=====================================================================================================================

See accompanying notes to financial information.

CIROND TECHNOLOGIES Inc. (FORMERLY CROSSNET COMMUNICATIONS INC.)
Unaudited Pro Forma Combined Statement of Loss

Six months ended June 30, 2002

$ United States

=====================================================================================================================
                                                      Historical                               Pro Forma
                                            Cirond                CNI              Adjustments             Combined
---------------------------------------------------------------------------------------------------------------------

Expenses (income):
  Amortization of fixed assets        $        574            $     1,475          $       -          $       2,049
  Consulting fees                               -                  65,378                  -                 65,378
  Foreign currency gains                        -                  (6,407)                 -                 (6,407)
  Interest                                  11,700                     -                   -                 11,700
  Office and administrative                    546                 14,233                  -                 14,779
  Professional fees                         17,412                  9,878                  -                 27,290
  Rent                                       1,500                  2,535                  -                  4,035
  Salaries and benefits                      8,495                 56,167                  -                 64,662
  Transfer agent fees                          675                     -                   -                    675
  Travel                                        -                   6,660                  -                  6,660
  -------------------------------------------------------------------------------------------------------------------
                                            40,902                149,919                  -                190,821

---------------------------------------------------------------------------------------------------------------------
Loss before other income                   (40,902)              (149,919)                 -               (190,821)

Other income                                    57                     -                   -                     57

---------------------------------------------------------------------------------------------------------------------
Loss                                  $    (40,845)           $  (149,919)         $       -          $    (190,764)
=====================================================================================================================

Weighted average number of shares
  outstanding, basic and diluted         1,779,676                                                       16,321,797

Loss per share (note 2)               $      (0.02)           $                                       $       (0.01)
=====================================================================================================================

     See accompanying notes to financial information.

CIROND TECHNOLOGIES INC. (FORMERLY CROSSNET COMMUNICATIONS INC.)
Notes to Unaudited Pro Forma Combined Financial Statements

$ United States

================================================================================

1.   BASIS OF PRESENTATION:

     This pro forma combined financial information has been prepared in accordance with accounting principles generally accepted in the United States of America.

     On June 30, 2002, Cirond issued 14,740,250 shares of its common stock to the CNI stockholders for all of the issued and outstanding common stock of CNI. At June 30, 2002, Cirond was essentially a shell company without substantial operations. As the former shareholders of CNI obtained control of Cirond through this share exchange, this transaction has been accounted for as a recapitalization transaction.

     Under recapitalization accounting, CNI is considered to have issued common shares for consideration equal to the net tangible assets of Cirond with the results of Cirond operations being included in the consolidated financial statements from the date of recapitalization on June 30, 2002.

2.   PRO FORMA ADJUSTMENTS:

     The unaudited pro forma combined loss per share is based upon the weighted average number of outstanding shares of common stock of Cirond during the periods presented, plus the number of shares issued to consummate the acquisition of CNI as if the acquisition occurred on January 1, 2001.